VOYA INVESTORS TRUST Voya U.S. Stock Index Portfolio (the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies included in the S&P 500®	investments tied to the S&P 500® Index (the
Index (the “Index”) or equity securities of	“Index”).
companies that are representative of the Index
(including derivatives).
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies included in the S&P 500®	investments tied to the S&P 500® Index (the
Index (the “Index”) or equity securities of	“Index”). For purposes of this 80% policy,
companies that are representative of the Index	investments tied to the Index include, without
(including derivatives). The Portfolio will provide	limitation, equity securities of companies included
shareholders with at least 60 days’ prior notice of	in the Index; convertible securities that are
any change in this investment policy.	convertible into equity securities of companies
included in the Index; derivatives whose economic
returns are, by design, closely equivalent to the
returns of the Index or its components; and
exchange-traded funds (“ETFs”) that track the
Index.
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In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.
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